EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Post Effective Amendment No 1 to Registration Statement on Form S-8 pertaining to the 1988 Employees Stock Option Plan and the 1996 Sort Term Incentive Compensation Program of Warrantech Corporation of our report dated June 12, 2001, which appears in the Annual Report on Form 10-K for the year ended March 31, 2001.

Weinick Sanders Leventhal & Co., LLP

                                                May 15, 2002


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